Loss per share	6 Months Ended
Jun. 30, 2026
Earnings per share [abstract]
Loss per share	Loss per share
The Company’s shares are comprised of ordinary shares. Each share has a nominal value of $0.06 (CHF 0.05). The basic loss per share is calculated by dividing the net loss attributable to shareholders by the weighted average number of shares in issue during the period excluding treasury shares, which are owned by the Company. The table presents the loss for the three and six months ended June 30, 2026 and 2025, respectively (in USD thousands, except shares and loss per share):

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net loss attributed to shareholders	$(22,356)	$(22,414)	$(41,678)	$(39,799)
Weighted average number of shares in issue	73,838,486	67,321,079	71,465,843	67,080,368
Basic and diluted loss per share	$(0.30)	$(0.33)	$(0.58)	$(0.59)
For the three and six months ended June 30, 2026 and 2025, the potential impact, on the calculation of loss per share, of the existing potential ordinary shares related to the share option plans and warrants are not presented, as the impact would be to dilute a loss, which causes them to be deemed “non-dilutive” for the purposes of the required disclosure. For additional details refer to Note 8 — “Borrowings” and Note 9 — “Share-Based Compensation”.